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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated April 8, 2015
to
Prospectus dated March 11, 2015

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated March 11, 2015, as previously supplemented and amended (as so supplemented and amended, the "Prospectus"). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

        You should carefully consider the "Risk Factors" beginning on page 40 of the Prospectus before you decide to invest in our common shares.

 Investment Objectives and Strategy

        This supplement amends the section of the Prospectus entitled "Investment Objectives and Strategy—Operating and Regulatory Structure" by deleting in its entirety the second sentence of the fourth paragraph of such section.

        This supplement supplements and amends the section of the Prospectus entitled "Investment Objectives and Strategy—Staffing" by replacing the first paragraph of such section in its entirety with the following:

        We do not currently have any employees. Each of our executive officers is a principal, officer or employee of FS Advisor, which manages and oversees our investment operations. In the future, FS Advisor may retain additional investment personnel based upon its needs. See "Investment Advisory and Administrative Services Agreement."

Management

        Effective April 1, 2015, our board of trustees appointed Mr. James F. Volk as our chief compliance officer. Mr. Volk replaces Mr. Salvatore Faia, who had served as our chief compliance officer since April 2011 pursuant to an agreement with Vigilant Compliance, LLC.

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers—Executive Officers" by deleting Salvatore Faia from the table in such section and adding the following information for James F. Volk to such table:

NAME	AGE	POSITIONS HELD
James F. Volk	52	Chief Compliance Officer

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers—Executive Officers Who are Not Trustees" by replacing the first paragraph of such section in its entirety with the following:

        James F. Volk has served as our chief compliance officer since April 2015 and a senior vice president of fund compliance for Franklin Square Holdings since October 2014. Prior to joining Franklin Square Holdings, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company's Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC's Division of Investment Management and a senior manager for PricewaterhouseCoopers. Effective April 1, 2015, Mr. Volk was also appointed as the chief compliance officer of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an active Certified Public Accountant.

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Investment Objectives and Strategy
Management